RBC SMID Cap Growth Fund Investment Strategy - RBC SMID Cap Growth Fund	Sep. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]	The Fund seeks long-term capital appreciation by normally investing at least 80% of its assets in common stocks of small- and mid-capitalization growth companies that fall within the market capitalization range of the Russell 2500™ Growth Index at the time of investment. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. As of December 31, 2025, the market capitalization range for the Russell 2500™ Growth Index was approximately $13.68 million to $37.26 billion. The Adviser uses a bottom-up investment approach employing fundamental analysis to identify individual companies for inclusion in the Fund’s portfolio. In analyzing companies for investment, the Adviser looks for, among other things, companies that it believes have: • Positive future revenue and earnings growth prospects • Consistent financial results • High returns on equity and profit margins relative to industry peers • A strong balance sheet • Attractive valuation metrics In addition, the Adviser prefers companies that it believes possess the following qualitative characteristics: • Superior company management • A stable and durable business modelThe Fund’s portfolio will normally consist of approximately 65 to 80 companies. The Adviser incorporates material environmental, social and governance (ESG) factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Adviser.